UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 29, 2014
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2014-C26
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Column Financial, Inc.
Barclays Bank PLC
Redwood Commercial Mortgage Corporation
General Electric Capital Corporation
RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-11	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On December 29, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,224,918,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Drexel Hamilton, LLC (“Drexel” and, collectively with JPMS, Barclays Capital and Credit Suisse, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated December 16, 2014, among the Registrant and JPMS, for itself and on behalf of Barclays Capital, Credit Suisse and Drexel.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On December 29, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,224,918,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,366,076.85, were approximately $1,334,726,485.26. Of the expenses paid by the Registrant, approximately $796,181.13 were paid directly to affiliates of the Registrant, $0.00 in the form of fees were paid to the Underwriters, $75,528.98 were paid to or for the Underwriters and $4,494,366.74 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On December 29, 2014, the Registrant sold the Class X-C, Class X-D, Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $224,688,872, to JPMS, Barclays Capital and Credit Suisse, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated December 16, 2014, by and among the Depositor, JPMS, Barclays Capital and Credit Suisse.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On December 29, 2014, the Registrant sold the Class HOW Certificates, having an aggregate initial principal amount of $10,000,000, to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated December 16, 2014, by and between the Depositor and JPMS.  The Class HOW Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Florida Multifamily Portfolio Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2014 (the “JPMBB 2014-C25 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  An executed version of the JPMBB 2014-C25 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2014-C26 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 69 fixed-rate mortgage loans (the “Mortgage Loans”) and one trust subordinate companion loan (the “HOW Trust Subordinate Companion Loan”) secured by first liens on 93 commercial, multifamily and manufactured housing properties.  The Mortgage Loans (and the HOW Trust Subordinate Companion Loan, as applicable) were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of December 29, 2014 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 29, 2014 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Column, (iii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 29, 2014 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant and Barclays, (iv) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 29, 2014 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant, Redwood and Redwood Trust, Inc., (v) from General Electric Capital Corporation (“GECC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 29, 2014 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and GECC and (vi) from RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 29, 2014 and as to which an executed version is attached hereto as Exhibit 99.6, between the Registrant and RAIT.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated December 16, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C25 certificates, dated as of November 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of December 29, 2014, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between General Electric Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 29, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated December 16, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Credit Suisse Securities (USA) and Drexel Hamilton, LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement  governing the issuance of the JPMBB 2014-C25 certificates, dated as of November 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 29, 2014 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4
Mortgage Loan Purchase Agreement, dated as of December 29, 2014, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.
(E)

99.5	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between General Electric Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.6	Mortgage Loan Purchase Agreement, dated as of December 29, 2014, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)